U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                     January 14, 2002 (December 28, 2001)
                     ------------------------------------


                          SDC INTERNATIONAL, INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


   Delaware                      0-27520                     75-2583767
----------------               ------------             -------------------
(State or other                (Commission              (I.R.S. Employer
jurisdiction of                File number)             identification no.)
incorporation or
organization)

         777 South Flagler Dr.
          West Palm Beach, FL                                    33401
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip code)


              Issuer's telephone number (561) 882-9300
                                        --------------


                             Not Applicable
      --------------------------------------------------------------
      (Former name and former address, if changed since last report)

ITEM 5.  Other Events.
         -------------

On December 28, 2001, SDC International, Inc., ("SDC") (OTCBB: SDCN) issued a press release announcing that it has completed and closed its acquisition from the Czech Government's Consolidation Agency of a 91.61% interest in the Czech Republic's specialty-truck manufacturing company, Tatra, a.s., ("Tatra"), an internationally recognized manufacturer of on/off road heavy duty vehicles for commercial and military applications, for approximately $10,904,300 in cash, excluding transaction costs, plus the commitment to refinance certain bank debt of approximately $10,810,000 and invest financial capital of $11,780,000. The press release also explained that SDC has sold 40.61% of the outstanding Tatra shares to Terex Corporation (NYSE:TEX), a strategic shareholder of SDC. The remaining shares of Tatra, approximating 8%, are publicly-held. The press release also indicated that Terex is also assisting SDC in the financing of the Tatra acquisition and the establishment of working capital credit facilities for Tatra.

A copy of the press release is filed as Exhibit 99.1to this Form 8-K under Item 7 (c).


ITEM 7.  Financial Statements
         --------------------

(a) Financial Statements of Business Acquired.

In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial statements required in connection with the Tatra acquisition are not included in this initial report. The Company expects to file the required historical financial statements in connection with the Tatra acquisition within 60 days after the date of this report.

(b) Pro Forma Financial Information

In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the Tatra acquisition are not included in this initial report. The Company expects to file the required pro forma financial information in connection with the Tatra acquisition within 60 days after the date of this report.

(c) Exhibits

99.1	Text of press release issued by SDC on December 28, 2001

                             SIGNATURE

In accordance with Section 13 or 15 (d) of the Securities
Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


SDC INTERNATIONAL, INC.
(Registrant)


By:   /s/Ronald A. Adams
Ronald A. Adams, Chairman and Chief Executive Officer

Date:  January 14, 2002

                              Exhibit Index
                              -------------

Exhibit
Number    Description
-------   -----------
99.1      Text of press release issued by SDC on December 28, 2001